UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

CARECLOUD, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MTBC	Nasdaq Global Market
11% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	MTBCP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

On September 21, 2021 (the “Issue Date”), CareCloud, Inc. and its wholly owned subsidiaries CareCloud Acquisition, Corp., CareCloud Health, Inc., CareCloud Practice Management, Corp., MTBC Acquisition, Corp., Meridian Medical Management, Inc. and medSR, Inc. (the “Company”) entered into a Joinder and Fifth Loan Modification Agreement (the “Agreement”) with Silicon Valley Bank (“SVB”) whereby the Company increased its $10,000,000 revolving line of credit from SVB to $20,000,000 (“Amendment”) and extended the maturity date from October 13, 2021 to October 13, 2023.

The interest on the outstanding portion of the line of credit will equal the greater of prime rate plus one and one half of one percent (1.50%) and six and one half of one percent (6.50%) on the amount drawn on the line, plus a fee of 0.5% for the unused availability of the line. The Agreement has an anniversary fee of $50,000 on October 13, 2021 and $100,000 on October 13, 2022.

The proceeds will be used for the Company’s growth and general working capital purposes.

The Company’s obligations to SVB are secured by substantially all of the Company’s assets.

The foregoing description of the Agreement and related loan documents does not purport to be complete and is qualified entirely by reference to the complete text of such documents, copies of which are attached as exhibits to this Form 8-K and are incorporated herein by reference.

The above description and the loan documents have been included to provide investors and security holders with information regarding the terms thereof. Investors and security holders are not third-party beneficiaries under the credit agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the loan agreement, which subsequent information may or may not be fully reflected in the Company’s disclosures.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Joinder and Fifth Loan Modification Agreement dated as of September 21, 2021 between the Company and Silicon Valley Bank.
99.1	Press Release issued September 22, 2021 by CareCloud, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CareCloud, Inc.

Date: September 22, 2021	By:	/s/ A, Hadi Chaudhry
A. Hadi Chaudhry
Chief Executive Officer

3